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                                                                    EXHIBIT 23.8



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1996 included in AirTouch Communications, Inc.'s Form 8-K dated July 2, 1996, and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP


Denver, Colorado
August 16, 1996

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